UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 4, 2004


                        First Defiance Financial Corp.
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            (Exact name of registrant as specified in its charter)


             Ohio                    0-26850              34-1803915
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(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)       Identification No.)


               601 Clinton Street, Defiance, Ohio           43512
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              (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code: (419) 782-5015
                                                           -------------


   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On August 4, 2004, First Defiance Financial Corp. ("First Defiance") and ComBanc, Inc. ("ComBanc") entered into an Agreement and Plan of Merger, a copy of which is attached as Exhibit 2 hereto, pursuant to which ComBanc will be merged with and into First Defiance, with First Defiance as the surviving corporation (the "Merger").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements

            None. The financial information included in this report is not required to be filed as part of this report.

     (b) Pro Forma Financial Information

            None.

     (c) Exhibits


            Exhibit_2   Agreement and Plan of Merger dated as of August 4, 2004
                        by and among First Defiance Financial Corp., First
                        Federal Bank of the Midwest, ComBanc, Inc., and The
                        Commercial Bank

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                         First Defiance Financial Corp.

                         By:         /s/ John C. Wahl
                             -------------------------------------------------
                                         John C. Wahl
                             Executive Vice President/ Chief Financial Officer

Date: August 9, 2004